[LOGO]

                              WASTE RECOVERY, INC.
                           309 South Pearl Expressway
                               Dallas, Texas 75201
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 1996
                                 ---------------

To the Shareholders of WASTE RECOVERY, INC.

     NOTICE IS HEREBY  GIVEN that the Annual  Meeting of  Shareholders  of Waste
Recovery, Inc. (the "Company"), a Texas corporation, will be held at the Company's executive offices at 309 South Pearl Expressway, Dallas, Texas on Monday, May 20, 1996, at 10:00 a.m., Dallas, Texas time, for the following purposes:

     1. To elect (a) three Class A Directors to serve for a term of three years and (b) one Class C Director to serve for a term of two years, and until their respective successors are elected and qualified;

     2. To approve the selection of Price Waterhouse LLP as the independent accountants of the Company to serve for the fiscal year ending December 31, 1996; and

     3. To transact such other business as properly may come before the meeting or any adjournment thereof.

     The close of business on April 9, 1996 has been fixed by the Board of Directors as the record date for the Annual Meeting. Only shareholders of record on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, notwithstanding transfer of any stock on the books of the Company after such record date. The stock transfer books will not be closed. A complete list of the shareholders entitled to vote at the meeting will be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours for a period of 10 days prior to the meeting at the corporate offices of the Company, 309 South Pearl Expressway, Dallas, Texas 75201.

     A Proxy Statement, form of Proxy, and copy of the Annual Report on the Company's operations during the fiscal year ended December 31, 1995, accompany this notice.

     It is important that your shares be represented at the Annual Meeting. If you do not expect to attend in person, please sign and date the form of Proxy and return it in the enclosed postage prepaid envelope. The form of Proxy is enclosed in the mailing envelope in which this Proxy Statement is contained. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person if they desire.

                                              By Order of the Board of Directors

                                                       JOHN E. COCKRUM
                                                          Secretary

April 26, 1996

                                     [LOGO]

                              WASTE RECOVERY, INC.
                           309 South Pearl Expressway
                               Dallas, Texas 75201

                                 PROXY STATEMENT

                     For the Annual Meeting of Shareholders
                           To be Held on May 20, 1996

                             SOLICITATION OF PROXIES

     This Proxy Statement is furnished to shareholders of Waste Recovery, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors to be voted at the Annual Meeting of Shareholders of the Company to be held at the Company's executive offices at 309 South Pearl Expressway, Dallas, Texas 75201, on Monday, May 20, 1996, at 10:00 a.m., Dallas, Texas time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References herein to the "Company" include its subsidiaries, unless the context otherwise requires.

     This Proxy Statement and form of Proxy are being mailed to shareholders on or about April 26, 1996. If the enclosed form of Proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A shareholder who attends the meeting in person may revoke his or her proxy at that time and vote in person if so desired. All proxies duly signed, dated, and returned will be voted as specified therein, but unless otherwise specified, will be deemed to grant authority to vote:

          (1) FOR the election of the four nominees listed under "Election of Directors" as nominees of the Company for election as directors;

          (2) FOR the approval of the selection of Price Waterhouse LLP as the independent accountants of the Company to serve for the fiscal year ending December 31, 1996; and

          (3) At the discretion of the persons named in the enclosed form of Proxy, on any other matter that may properly come before the meeting or any adjournment thereof.

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and presented for a vote of the shareholders, the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

     The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers and employees of the Company, who will receive no special compensation for such services. The Company will also supply brokers, nominees, or other custodians with the numbers of Proxy forms, Proxy Statements, and Annual Reports they may require for forwarding to beneficial owners, and the Company will reimburse such persons for their reasonable expense in so doing.

                OUTSTANDING CAPITAL STOCK AND STOCK OWNERSHIP OF
                      DIRECTORS, CERTAIN EXECUTIVE OFFICERS
                           AND PRINCIPAL SHAREHOLDERS

     The record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting has been established by the Board of Directors as the close of business on April 9, 1996. As of the record date, the Company had issued and outstanding and entitled to vote at the Annual Meeting 10,955,070 shares of Common Stock, no par value per share ("Common Stock"). (For a description of the voting rights of the Common Stock, see "Quorum and Voting" herein.)

     The following table sets forth information as of March 22, 1996, regarding the beneficial ownership of the Company's Common Stock by each person or group known by management of the Company to own more than five percent of the outstanding shares of Common Stock of the Company, by each of the Company's executive officers named in the Summary Compensation Table below, by each of the Company's directors and nominees, and by all of its directors and executive officers as a group.

                                              Shares of Common Stock Beneficially
                                              Owned and Percentage of Outstanding
                                                   Shares as of March 22, 1996
                                         Number                       Number
                                        Directly                   Beneficially
              Name                       Owned        Percent         Owned        Percent
              ----                       -----        -------         -----        -------
Crandall S. Connors<F1>*..............  454,265        4.1%          2,683,270      24.5%
  108 Forest Avenue
  Locust Valley, New York  11560
Roger W. Cope<F2>*....................   43,528         ***             43,528        ***
  5663 East 9 Mile Road
  Warren, Michigan 48091
Michael C. Dodge<F3>*.................  308,262        2.8%            326,262       3.0%
  15660 North Dallas Parkway
  Suite 400, L.B. 42
  Dallas, Texas 75248
Thomas L. Earnshaw<F4>**+.............  139,505        1.3%            139,505       1.3%
John C. Kerr<F5>*.....................  257,259        2.3%          2,683,270      24.5%
  16414 San Pedro
  Suite 345
  San Antonio, Texas 78232
Steven E. MacIntyre<F6>*..............  245,650        2.2%          2,683,270      24.5%
  425 Park Avenue
  Floor 25
  New York, New York 10022
Allan Shivers, Jr.<F7>*...............  426,124        3.8%            426,124       3.8%
  221 West Sixth Street
  Suite 1560
  Austin, Texas 78701
Robert L. Thelen<F8>**+...............  137,598        1.3%            137,598       1.3%
W. David Walls<F9>*...................   37,321         ***             37,321        ***
  1830 North 55th Street
  Boulder, Colorado 80301
Kerr, Connors Group<F10>++............        -           -          2,683,270      24.5%
  108 Forest Avenue
  Locust Valley, New York  11560
Directors and executive officers
  as a group (11 persons)<F11><F12>...2,076,896       18.3%          3,793,608      34.6%

                                      -2-

*        Director
**       Director and Nominee
+        Executive Officer
++       Shareholder
***      Less than 1%

<F1> Columns 1 and 2 include  454,265  shares  directly held and 2,500 shares of
     Common Stock subject to options exercisable within sixty days, and columns 3 and 4 include 589,255 shares as to which Mr. Kerr has shared voting and dispositive power. Mr. Connors is a member of a group (for purposes of reference described herein as the "Kerr, Connors Group") that has filed a
     Schedule 13D with the Securities and Exchange Commission, as last amended by Amendment No. 3 dated August 9, 1995. Such Schedule 13D stated that the reporting persons set forth therein, which include, among others, Messrs. Connors, Kerr and MacIntyre, had reached an oral arrangement of unspecified duration with respect to the voting and transfer of such stock. The share amount set forth for Mr. Kerr in column 3 includes 1,637,250 shares of Common Stock held by other members of the Kerr, Connors Group with respect to which he disclaims beneficial ownership.

<F2> Includes 5,000 shares of Common Stock subject to options exercisable within sixty days.

<F3> Columns 1 and 2 include  5,000  shares of Common  Stock  subject to options exercisable within sixty days,and columns 3 and 4 include 18,000 shares of Common Stock held by Mr. Dodge's daughter.

<F4> Includes  85,000  shares of Common  Stock  subject to  options  exercisable within sixty days.

<F5> Columns 1 and 2 include  257,259 shares  directly held, and columns 3 and 4 include 2,426,011 shares held by other members of the Kerr, Connors Group as to which he disclaims beneficial ownership.

<F6> Columns 1 and 2 include  207,089  shares  directly  held,  2,500  shares of
     Common Stock subject to options exercisable within sixty days and 36,061 shares of Common Stock issuable upon conversion of Debentures, and columns 3 and 4 include 2,437,620 shares held by other members of the Kerr, Connors Group as to which he disclaims beneficial ownership.

<F7> Includes  205,000  shares of Common  Stock  subject to options  exercisable within sixty days.

<F8> Includes  98,098 shares held  directly,  4,500 shares held of record by his wife and as to which he shares voting power, and 35,000 shares of Common Stock subject to options exercisable within sixty days.

<F9> Includes 5,000 shares of Common Stock subject to options exercisable within sixty days.

<F10>Address is for Kerr,  Connors & Co.  and not of all of the  members of such group.

<F11>Includes  370,000  shares of Common  Stock  subject to options  exercisable within sixty days.

<F12>Outstanding  shares for the purpose of calculating these percentages do not include shares held by or for the account of the Company, and include shares that can be acquired within sixty days by the exercise of stock options or conversion of Debentures. Percentage is calculated by taking the total number of shares of Common Stock directly owned or beneficially held, as the case may be, by the individual or entity listed and dividing that number by the sum of (i) the total number of shares of Common Stock outstanding and (ii) the number of securities that such person has the right to acquire within sixty days pursuant to options, warrants, conversion privileges and other rights. Except as otherwise indicated in this table, shares are directly owned, and unless indicated to the contrary the owner has sole voting and investment power.

The address for each of Messrs. Earnshaw and Thelen is 309 South Pearl Expressway, Dallas, Texas 75201.

                                QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company entitled to vote is necessary to constitute a quorum at the meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting, without notice other than announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified. The affirmative vote of a plurality of the voting power represented at the meeting and entitled to vote is required for the election of directors. Cumulative voting is not permitted in the election of directors. A holder of shares of Common Stock will be entitled to one vote per share of Common Stock as to each matter properly brought before the meeting.

                            PROPOSALS OF SHAREHOLDERS

     Any proposal by a shareholder to be presented at the Company's 1997 Annual Meeting of Shareholders must be received by the Company at its executive offices not later than January 1, 1997, in order to be considered for inclusion in the Company's proxy material relating to the 1997 Annual Meeting. Any proper proposal should be mailed or delivered to the attention of Corporate Secretary, Waste Recovery, Inc., 309 South Pearl Expressway, Dallas, Texas 75201. Such proposals must comply with the requirements of Regulation 14A of the Securities Exchange Act of 1934.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The Company's Articles of Incorporation provide that the Board of Directors is to be divided into three classes, approximately equal in number, with staggered terms of three years. The three nominees designated by the Board of Directors for election as Class A directors at the 1996 Annual Meeting each will serve a three-year term if elected, and the nominee designated by the Board of Directors for election as a Class C director at the 1996 Annual Meeting will serve a two-year term if elected.

     Shares represented by proxies returned duly executed will be voted, unless otherwise specified, in favor of the nominees for the Board of Directors named below. The nominees have indicated that they are able and willing to serve as directors. If any (or all) such persons should be unable to serve, the persons named in the enclosed proxy will vote the shares covered thereby for such substitute nominee (or nominees) as the Board of Directors may select. Shareholders may withhold authority to vote for any nominee by striking a line through the name of such nominee in the space provided for such purpose on the form of Proxy.

     The directors will continue to serve until their respective successors are duly elected and qualified.

NOMINEES FOR DIRECTORS

         Class A Directors; Term expires in 1999
         ---------------------------------------

     Mr. Thomas L. Earnshaw, age 41, was elected President and Chief Executive Officer of the Company in March 1990. Mr. Earnshaw worked for Peat, Marwick, Mitchell & Co., and in the retail business, before joining the Company when it was founded in 1982. Mr. Earnshaw was elected Vice President - Operations in 1985 and Executive Vice President - Operations in 1987. Mr. Earnshaw has served as director of the Company since 1990.

     Mr. Robert L. Thelen, age 57, is one of the Company's original founders, joining the Company in 1982. He was elected Vice President - Engineering of the Company in 1989, and Executive Vice President - Engineering in 1991. He is responsible for the design and improvement of plant equipment, plant construction and technical assistance to customers. Mr. Thelen has served as a director of the Company since 1990.

     Mr. W. David Walls, age 52, spent twelve years in the investment banking business, ten years of which were with Wood, Gundy, Inc. and two years with the Company's original underwriters, Balis Zorn & Gerard, Inc. In September 1987, he went into business as a private investor, and in August 1988 became Chairman of Inside Communications, Inc., a publishing company. Mr. Walls has served as director of the Company since 1986.

         Class C Director; Term expires in 1998
         --------------------------------------

     Mr. John C. Kerr, age 48, has been a general partner in the investment banking firm of Kerr, Connors & Co. for over five years. He is also a general partner in Southwest Venture Partners III, a newly-formed venture capital partnership in San Antonio, Texas. Mr. Kerr serves as Chairman of the Board of Directors of the Texas Public Finance Authority, the bond issuing authority for the State of Texas. Mr. Kerr was appointed to the Company's Board of Directors in December 1995.

DIRECTORS CONTINUING IN OFFICE

         Class B Directors; Term expires in 1997
         ---------------------------------------

     Mr. Crandall S. Connors, age 48, has been a general partner in the investment banking firm of Kerr, Connors & Co. since its formation in 1990. Previously, he was a partner with the NYSE member firm of Shields & Co. since 1987, where he was president of its real estate subsidiary. From 1976 to 1986, he was co- founder and CEO of Connors, Sternlieb & Co., specializing in real estate and oil and gas syndications. Prior to such time, he had served since 1970 in various management positions with Citicorp N.A. Mr. Connors has served as a director of the Company since 1994.

     Mr. Michael C. Dodge, age 53, is an attorney in Dallas, Texas where he has practiced law for more than fifteen years. In addition to practicing law, Mr. Dodge is a director of Auto Wax Company, Inc., of Stirling Cooke North American Holdings, Ltd., and of Stirling Cooke Texas, Inc. Mr. Dodge has served as a director of the Company since 1983.

     Mr. Steven E. MacIntyre, age 43, has been practicing investment banking since 1981. He is Managing Director of D.H. Troob & Company, a licensed broker/dealer, where he has been employed for six years. Prior to joining D.H. Troob & Company, he was a partner with Rector Street Capital Partners, Inc., investment bankers, for approximately two years. Mr. MacIntyre has served as a director of the Company since 1994.

         Class C Directors; Term expires in 1998
         ---------------------------------------

     Mr. Roger W. Cope, age 55, began serving as Vice President of Business Development for Lamb Technicon Machining Systems in April 1996. He also serves as a director of Gulf South Systems, Inc. From January 1993 through December 1995, Mr. Cope was President of Lone Star Casino Corporation of Las Vegas, Nevada. Previously, he was Director - Strategic Planning for the Litton Applied Technology Division of San Jose, California from April 1991 until December 1992. Mr. Cope has served as a director of the Company since 1983.

     Mr. Allan Shivers, Jr., age 50, was elected Chairman of the Board of Directors of the Company in April 1990. He also served as Chairman of the Texas State Chamber of Commerce in 1993, and for five years has been a partner or officer of several agricultural, mineral leasing and real estate enterprises. He is Chairman of the Seton Fund and Trustee for the Institute for Rehabilitation and Research. In December 1995, Mr. Shivers was appointed Chairman of the Texas Alcoholic Beverage Commission. Mr. Shivers has served as a director of the Company since 1984.

MEETINGS AND COMMITTEES OF BOARD OF DIRECTORS

     The Board of Directors held a total of six meetings in fiscal 1995. During the time each director served as a director of the Company, he attended at least 75% of the aggregate of the total meetings held by the Board of Directors and all of the meetings held by committees of the Board on which he served. The Board of Directors has a Compensation Committee, the members of which are Roger
W. Cope, Michael C. Dodge and W. David Walls. The Board of Directors does not have a nominating committee or a standing audit committee or committees performing similar functions.

     Compensation Committee. The Compensation Committee, which consists of Messrs. Cope, Dodge and Walls, approves executive compensation arrangements and oversees administration of the Company's stockbased employee benefit plans of the Company, including determination of the grantees, grant amounts and purchase or exercise prices, if any. The Compensation Committee met two times during fiscal 1995.

                                  PROPOSAL TWO

              APPROVAL OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP has been appointed by the Board of Directors as the independent auditors for the Company to examine and report on its financial statements for 1996, which appointment will be submitted to the shareholders for ratification at the Annual Meeting. Price Waterhouse LLP has served as the Company's independent accountants since 1992. Representatives of Price
Waterhouse LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

     Approval of the selection of Price Waterhouse LLP as independent public accountants for the Company for the 1996 fiscal year requires the affirmative vote of a majority of the Common Stock present, in person or by proxy, at the Annual Meeting.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THIS PROPOSAL.


                        EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company are as follows:

Name                    Age       Position with Company
- - - ----                    ---       ---------------------
Thomas L. Earnshaw      41        President and Chief Executive Officer and
                                  Director

Robert L. Thelen        57        Executive Vice President - Engineering and
                                  Director

Sharon K. Price         40        Vice President - Finance and Chief
                                  Financial Officer

C. Ron McNutt           51        Vice President of Operations

Andrew J. Sabia         28        Vice President - Northeast Region

     Information concerning the business experience of Messrs. Earnshaw and Thelen is provided under the caption "Election of Directors" above. Set forth below is information concerning the business experience of the other executive officers of the Company.

     Ms. Sharon K. Price joined the Company in December 1994 as Vice President - Finance and Chief Financial Officer. Ms. Price most recently had been an Audit Senior Manager with KPMG Peat Marwick LLP, which she joined in 1987.

     Mr. C. Ron McNutt joined the Company in April 1996 as Vice President of Operations. Mr. McNutt most recently had been Regional Vice President and General Manager at The Newark Group, a paperboard manufacturing and recycling company which he joined in 1980.

     Mr.  Andrew J. Sabia  joined the Company  after its  acquisition  of Domino
Salvage, Tire Division, Inc. in March 1995. Prior to that time Mr. Sabia had been President of Domino Salvage, Tire Division, Inc. since 1988.

     All executive officers are elected annually by the Board of Directors to serve until the next annual meeting of the Board of Directors and until their respective successors are chosen and qualified.


                             EXECUTIVE COMPENSATION

     The following information summarizes annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1995, 1994 and 1993, of the Chief Executive Officer. No other executive officer's total salary and bonus exceeded $100,000 for any of such fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                      Long-Term
                                                     Compensation
                               Annual Compensation      Awards
                               -------------------      ------
                                                      Securities
                                                      Underlying     All Other
Name and                                     Bonus     Options     Compensation
Principal Position     Year     Salary($)   ($)<F2>      (#)              ($)
- - - --------------------   ----   -----------   -------  ------------  ------------
Thomas L. Earnshaw     1995   $  100,000    $ -0-      100,000     $ - 0 -
President and Chief    1994   $   81,250    $ -0-        -0-       $  10,600<F3>
Executive Officer<F1>  1993   $   75,000    $ -0-        -0-       $  11,754<F4>

- - - ---------------

<F1> In January 1996 the Company  entered into an employment  agreement with Mr.
     Earnshaw pursuant to which Mr. Earnshaw receives an annual base salary of $100,000. See "Executive Compensation and Other Matters--Employment Agreement."

<F2> No executive officer received any perquisites or other personal benefits in fiscal 1995, 1994 or 1993 that in the aggregate exceeded the lesser of $50,000 or 10% of such executive officer's salary and bonus for such year.

<F3> Consists of approximately  $3,100  attributable to the use of an automobile and $7,500 of forgiven debt.

<F4> Consists of approximately  $3,300  attributable to the use of an automobile and $8,454 of forgiven debt.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information regarding options granted during fiscal 1995 to the named executive officer:

                                  Number of     % of Total                                Potential Realizable
                                 Securities       Options                                   Value at Assumed
                                 Underlying     Granted To    Exercise                    Annual Rates of Stock
                                   Options       Employees     or Base                     Price Appreciation
                                   Granted       In Fiscal      Price      Expiration     for Option Term<F3>
          Name                      (#)<F1>        Year       ($/Sh)<F2>      Date        5% ($)         10% ($)
          ----                     --------      --------     ---------    ---------- --------------------------
Thomas L. Earnshaw.............    100,000         36.4%        $  .98       6/28/05       $113,717    $131,626
- - - ---------------

<F1> The  option was  granted on June 28,  1995 and vests at the rate of 20% per year on each of the first five anniversaries of the date of grant.

<F2> The exercise price of the option granted to Mr. Earnshaw is the fair market value per share of the Company's Common Stock on the date of grant.

<F3> The amounts  represent only certain assumed rates of  appreciation.  Actual gains, if any, on stock option exercises and Company Common Stock holdings cannot be predicted, and there can be no assurance that the gains set forth in the table will be achieved.

                         AGGREGATED OPTION EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table shows information concerning the number and estimated value of unexercised options held by the named executive officer at fiscal year-end:

                                                     Number of Securities
                                                    Underlying Unexercised              Value of Unexercised
                                                       Options at Fiscal                In-the-Money Options
                                                         Year-End(#)                  at Fiscal Year-End ($)<F1>
                 Name                          Exercisable        Unexercisable    Exercisable      Unexercisable
                 ----                          -----------        -------------    -----------      -------------
Thomas L. Earnshaw...........................     85,000           100,000          $16,800            $33,000

- - - ---------------

<F1> Based on the average of the  closing bid and asked price for the  Company's
     Common Stock of $1.31 on April 9, 1996.

EMPLOYMENT AGREEMENT

     On January 17, 1996, the Company entered into an employment agreement with Thomas L. Earnshaw, the Company's President and Chief Executive Officer.

     The employment agreement with Mr. Earnshaw has a five-year term, expiring on December 31, 2006, and may be extended by the parties thereafter on a year-to-year basis. Under the agreement, Mr. Earnshaw is to receive a base annual salary of $100,000, subject to increases in the discretion of the Board of Directors of the Company, and is eligible to receive an annual incentive bonus, based upon the Company's net cash flow, ranging from $25,000 to $100,000 per annum. The agreement with Mr. Earnshaw also provides for the payment of a car allowance and the payment or reimbursement of certain expenses of Mr. Earnshaw.

     Under the agreement, Mr. Earnshaw agrees not to participate during the term of the agreement and for a period of two years thereafter, within certain specified geographical areas, in the collection, disposal and recycling of scrap tires and the production and marketing of tire-derived fuel.

     Compensation of Directors
     -------------------------

     At the April 1987 meeting of the Company's Board of Directors, the directors voted to waive directors' fees until such time as the Company became profitable. In 1992, the shareholders approved the 1992 Stock Plan for Non-Employee Directors and awards under this plan began in 1993. These awards are automatic so that such directors can qualify as "disinterested persons" under Rule 16b-3 of the Securities Exchange Act of 1934 for the purpose of administering applicable employee benefit plans of the Company. By the terms of such plan, at the conclusion of each annual meeting of shareholders, each elected or incumbent non-employee director receives a nonqualified stock option to purchase 2,500 shares of Company Common Stock at the then fair market value, but only if the Company's net income for the fiscal year just ended was improved over the net income for the prior year. Also, in consideration for service on the Board, in January each such director receives a grant of Common Stock equal in value to $2,000, but only if in the prior fiscal year such director attended at least two regular or special meetings of the Board, and 75% of all such meetings held that year while he was a director. This plan terminates upon the sooner to occur of January 31, 2000, or the January 31st next following after options have been granted on five occasions. By resolution made at the March 23, 1994 meeting of the Board of Directors and effective thereafter, fees for non-employee directors were resumed with $500 to be paid for each Board or committee meeting. A one-time directors' fee was paid in August 1995 to each non-employee director then in office. All directors' fees are contingent upon the availability of net income and cash reserves as determined by the Board of Directors.

     The Company pays the Chairman of the Board of Directors a consulting fee of $3,000 per month for his services as Chairman.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

     As a company registered under Section 12 of the Securities Exchange Act of 1934, the executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock have reporting requirements pursuant to Section 16(a) of such Act. Based on information available to it, the Company believes that no reporting delinquencies occurred with respect to fiscal year 1995.

COMPENSATION AND OTHER COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the Company's 1995 fiscal year, the Company did not engage in any transactions of the type required to be disclosed under this item.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the Company's 1995 fiscal year, the Company did not engage in any transactions of the type required to be disclosed under this item.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executive officers generally are made by the threemember Compensation Committee of the Board. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to compensation of the Company's executive officers are reviewed by the Board. Decisions with respect to awards under certain of the Company's stock-based compensation plans are made solely by the Compensation Committee, in order for such awards to satisfy Rule 16b-3 under the Securities Exchange Act of 1934. Set forth below is a report prepared by Messrs. Cope, Dodge and Walls in their capacity as the Compensation Committee addressing the Company's compensation policies for fiscal year 1995 as they affected the Company's executive officers, including the Company's Chief Executive Officer, Mr. Earnshaw.

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. Targeted levels of total executive compensation are generally set at levels that the Compensation Committee believes to be generally consistent with or at levels slightly below others in the Company's industry, although actual compensation levels in any particular year may be above or below those of the Company's competitors, depending upon the Company's performance.

     The Compensation Committee is mindful of grants or awards made to the Company's executive officers under the Company's stock-based compensation plans. In order to have sufficient cash flow to meet operational needs, and to reward executives commensurate with the Company's success, the Company has emphasized stock options as a form of compensation. The Compensation Committee endorses the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. Thus, the
Compensation Committee takes into account these stock-based elements in designing the compensation packages of the Company's executive officers.

     In 1993, Congress amended the Internal Revenue Code to add Section 162(m). This section provides that publicly held companies may not deduct compensation paid to certain executive officers in excess of $1 million annually, with certain exemptions. Because of the relatively modest compensation level of the Company's executive salary structure, this would not be an issue except for the fact that stock options theoretically have no upper limit for appreciation. The Company has examined its compensation policies in view of Section 162(m) and the regulations adopted by the Internal Revenue Service to implement this section and has determined that these provisions are not likely to affect the deductibility of executive compensation for fiscal 1995. It is currently not expected that any part of the Company's deduction for executive compensation will be disallowed for fiscal 1996.

BASE SALARIES

     Each executive officer's base salary is reviewed annually by the Compensation Committee and is subject to adjustment on the basis of individual and corporate performance. Base salaries are generally set at or somewhat below competitive levels, with the result that the Company relies on annual and longer term incentive compensation to attract and retain executive officers of outstanding ability and to motivate them to perform to the full extent of their abilities. The base salaries of the Company's executive officers are kept within a fairly narrow range in an effort to keep the amount of total base salaries under control and otherwise reflect the relatively comparable contributions made by the Company's executive officers to the Company's overall performance. During fiscal 1995 there were no increases in salary for executive officers, and no executives received a bonus in fiscal 1995. Executive officers of the Company are evaluated on the basis of both their individual performance, as well as the Company's performance. The Chairman of the Board is evaluated on his leadership of the Board, and is paid a consulting fee for his time spent on Company business, which includes legislative and regulatory matters. Mr. Thelen is evaluated for his engineering expertise and its application, as he is responsible for equipment design and improvement, plant construction and technical assistance to customers. The Chief Executive Officer's compensation is generally based on factors related to his leadership of the Company, as well as his specific accomplishments and the performance of the Company. See "--Fiscal 1995 Chief Executive Officer Compensation." As a cashless means of rewarding both past and future performance, in 1995 Messrs. Earnshaw and Thelen were granted stock options for 100,000 shares and 75,000 shares, respectively. This performance-based compensation continues to be an important component of executive compensation.

FISCAL 1995 CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Earnshaw's compensation for fiscal 1995 as Chairman and Chief Executive Officer of the Company principally consisted of a base salary. Mr. Earnshaw's base salary for fiscal 1995 was approved by the Compensation Committee. On January 17, 1996, Mr. Earnshaw entered into an employment agreement that set his base salary for fiscal 1996 at $100,000 (see "Executive Compensation and Other Matters--Employment Agreement"). Mr. Earnshaw does not participate in the Compensation Committee's decision regarding his compensation.

                                        Submitted by the Compensation Committee
                                        of the Board of Directors

                                        ROGER W. COPE
                                        MICHAEL C. DODGE
                                        W. DAVID WALLS

                                PERFORMANCE GRAPH

     The following graph compares the annual cumulative total shareholder return on an investment of $100 on January 1, 1991 in the Company's Common Stock, with that of a like investment in the NASDAQ Market Index and an industry group comprised of companies with the refuse systems standard industrial classification (SIC) code number. The peer companies industry group includes companies significantly larger than the Company with significantly different purposes, such as Browning-Ferris and Waste Management, but was the closest relevant peer group to that of the Company for which statistics could be reasonably obtained. To the knowledge of the Company, there are no companies in such industry group whose primary business is scrap tire recycling. Likewise, NASDAQ was the closest broad market index for which statistics were available to the Company. The Company was delisted from NASDAQ in 1990 for failing to meet its capital and surplus requirements. The year-end values of each investment are calculated by adding dividends, if any (and assuming reinvestment thereof), to the difference between the Common Stock price at the beginning and end of the measurement period, and dividing such sum by the price at the beginning of the measurement period. The calculations used in plotting the graph are also set out below.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
             OF THE COMPANY, INDUSTRY GROUP AND NASDAQ MARKET INDEX


D

O

L

L

A

R

S




Company or Index           1991      1992     1993      1994     1995
- - - ----------------           ----      ----     ----      ----     ----

Waste Recovery, Inc.      60.50     89.08    23.53     28.57    81.51
Industry Index           104.59     98.72    71.81     67.59    80.62
Broad Market             128.38    129.64   155.50    163.26   211.77


                           ANNUAL REPORT ON FORM 10-K

     UPON WRITTEN REQUEST OF ANY BENEFICIAL SHAREHOLDER OR SHAREHOLDER OF RECORD, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 (INCLUDING THE EXHIBITS, FINANCIAL STATEMENTS, AND THE SCHEDULES THERETO) REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, MAY BE OBTAINED, WITHOUT CHARGE, FROM JOHN E. COCKRUM, SECRETARY, 309 SOUTH PEARL EXPRESSWAY, DALLAS, TEXAS 75201.

                                  OTHER MATTERS

     At the date of this Proxy Statement, management was not aware that any matters not referred to in this Proxy Statement would be presented for action at the meeting. If any other matters should come before the meeting, the persons named in the accompanying form of Proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                              By Order of the Board of Directors

                                              JOHN E. COCKRUM
                                              Secretary

Dated:  April 26, 1996

                              WASTE RECOVERY, INC.

                  ANNUAL MEETING OF SHAREHOLDERS - MAY 20, 1996

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




P

R

O

X

Y

         The undersigned hereby (i) acknowledges receipt of the Notice of Annual Meeting of Shareholders dated April 26, 1996 of WASTE RECOVERY, INC. (the "Company") to be held on May 20, 1996 in the offices of the Company, and the Proxy Statement in connection therewith, and (ii) appoints Thomas L. Earnshaw, Sharon K. Price and John E. Cockrum, and each of them (acting together, or if only one be present, then by that one alone), his attorneys and proxies, with full power of substitution to each, to vote all shares of Common Stock of the Company of the undersigned at said meeting and at any adjournment thereof, as follows:

1.   Election of Directors

     [ ]  FOR all nominees listed below (except as marked to the contrary below)
     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

                 Thomas L. Earnshaw, Robert L. Thelen and
                 W. David Walls (Class A Directors);
                 John C. Kerr (Class C Director)

2. The proposal to ratify the selection of Price Waterhouse LLP as independent auditors for the Company for the fiscal year ending December 31, 1996.

     [ ] FOR        [ ] AGAINST      [ ] ABSTAIN

     (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.) (Continued and to be signed on reverse side)

                           (continued from other side)

3. The proposal to ratify the selection of Price Waterhouse LLP as independent auditors for the Company for the fiscal year ending December 31, 1996.

     [ ] FOR      [ ] AGAINST    [ ] ABSTAIN

4. In their discretion on any other matter that may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted as directed above. (If no direction is made, this proxy will be voted FOR the nominees listed on item 1 and for the proposal set forth in item 2.)

IMPORTANT: You are encouraged to attend this meeting in person, but if you cannot do so, please complete, date and sign this proxy and mail it promptly in the enclosed return envelope.


DATED _____________________, 1996       ___________________________________

                                        ___________________________________
                                         PLEASE SIGN HERE

                    Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his title. Please date, sign and mail this proxy as soon as possible. No postage is required if mailed in the United States.